Exhibit 32.1

Certification Of Chief Executive Officer And
Chief Financial Officer
Pursuant To
Section 906 Of The Sarbanes-Oxley Act Of 2002 (18 U.S.C. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of OCZ Technology Group, Inc., a Delaware corporation (the “Company”), does hereby certify that, to the best of their knowledge:

The Annual Report on Form 10-K for the fiscal year ended February 28, 2010 (the “Form 10-K”) of OCZ fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of OCZ.

Date: May 20, 2010
/s/ Ryan M. Petersen
Ryan M. Petersen
Chief Executive Officer

Date: May 20, 2010
/s/ Kerry T. Smith
Kerry T. Smith
Chief Financial Officer